Exhibit 99.4

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

September 19 - 30, 2006

9/19 - 9/30
Net Sales	$6,232,605
Cost of Goods Sold	3,070,981

Gross Margin	3,161,625

Net Sales - Consignment	265,298
Cost of Goods Sold - Consignment	148,167

Gross Margin - Consignment	117,131

Gross Sales	6,497,903
Total Cost of Goods Sold	3,219,148

Gross Margin	3,278,755

Assembly Income	3,144
Delivery Income	243,900

Other Sales Income	247,044

Inventory Shrinkage	(13,206)
Inventory Mos/Lifo	44,523

Total Inventory Adjustments	31,316

Net Sales	6,744,947
Cost of Goods Sold	3,250,464

Maintained Margin	3,494,483

Operating Expenses

Salaries & Wages
Selling Wages	189,581
Bonus	50,655
Commissions	308,644
Club Level Commissions	34,476
Non-Selling Wages-Salary	186,103
Non-Selling Wages-Hourly	192,755
Wages-Overtime	24,532
Casual Labor	1,635
Non-Selling Wages-Delivery	17,611
Delivery Drivers Reclass	—
Payroll Taxes	73,013
Fringe Benefits	60,285
401K Emp Contribution	11,056
Workers Comp Insurance	22,714

Total	1,173,061

Advertising
Advertising	449,537
Production Fund	—
Merch Advert Allowances	(4,446)
Display	—
Signage & Sales Tools	28,337
Charitable Contributions	1,028

Total	474,455

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

September 19 - 30, 2006

9/19 - 9/30
Occupancy
Rent	638,786
Rent - Ll Ti	(36,780)
Rent - Construct Period	(6,150)
Utilities	127,469
Depreciation/Amortization	72,743
Depreciation Exp-Ll Ti Gross Up	34,198
Taxes & Licenses	69,153
Personal Property Taxes	7,297
Business Insurance	16,947
Other Facilities Costs	—

Total	923,663

All Other Expenses
Operating Supplies	8,029
Telephone-Local & Ld	13,579
Telephone-Wireless	3,866
Postage	1,160
Office Services	6,453
Hsbc Finance Charges	(178)
Credit Card Fees	—
Bank Charges	922
Bad Debt	—
Check Guarantee Service	7,346
Cash Variance	4
Travel	8,761
Meals & Entertainment	106
Maintenance-Facilities	8,200
Maintenance-Non-Facilities	12,388
Other Repairs	—
Merchandise Repairs	2,717
Vendor Chargebacks	—
Employment & Training	7,640
Dues & Subscriptions	1,502
Classified Ads	—
Customer Accommodations	—
Preopening Expense	—
Professional Services	10,409
Rentals	527
Miscellaneous	14,184

Total	107,615

Delivery
Delivery Services	41,186
SPW Shipments	13,993
Auto & Truck	1,687
Backhauls	—
Per Diem-Long-Hauls	624
Trailer Leases	2,033
Power Unit Leases	22,077
Mileage Charges - Fleet	5,345
Truck & Trailer Rental-St	—
Fuel - Fleet	32,674

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

September 19 - 30, 2006

9/19 - 9/30
Repairs & Maint-Fleet	212
Delivery Allocation	—

Total	119,830

Warehouse	—

Corporate Expenses
Data Communications	7,963
Payroll Processing	3,390
Rowe Management Fee	—
Discounts Taken	—
Commission On Sales Tax	(4,129)
Corporate Allocation	—

Total	7,224

Total Operating Expenses	2,805,848

Profit From Operations	688,634

Royalties	1,320
Gain/Loss On Fixed Assets	—
Interest-Rowe Acquisition	(26,059)
Other Income (Expense)	18
Royalty Charge - Rowe	(50,629)
Bankruptcy Reserve	—

Total Other Income / (Exp)	(75,351)

Pre Tax Income	613,283

Provision For Income Taxes	—

Net Income	$613,283

[a]	Storehouse maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06
Assets
Cash	971,266	542,233
Petty Cash	26,499	10,058
Paymentech Reserve	3,830,754	3,830,754
A/R Trade	573,247	561,019
A/R Other	652,682	655,848
Inventory	23,573,904	21,018,120
Inventory-Merch In transit	1,398,732	1,398,557
LIFO Reserve	(1,966,127)	(1,980,127)
Prepaid	1,759,287	1,113,242

Total Current Assets	30,820,243	27,149,704

Display	—	—
Furniture & Fixtures	3,713,120	3,713,120
Machinery & Equipment	197,849	197,849
Auto & Trucks	11,885	11,885
Leasehold Improvements	14,167,001	14,167,001
EDP Equipment	3,007,994	3,007,994
Computer Conversion Costs	729,395	729,395
Computer	110,888	110,888
Ll TI Gross Up	11,310,832	11,310,832

Total Fixed Assets	33,248,964	33,248,964

Accumulated Depreciation	(17,719,374)	(17,826,315)

Net Fixed Assets	15,529,590	15,422,649

Deferred Tax Asset	—	—
Other Assets	659,175	662,962

Fair Market Value Leases	834,493	834,493
Amortization Of Leases	(834,493)	(834,493)
Goodwill	—	—
Amortization Of Goodwill	—	—

Net Intangible Assets	—	—

Total Assets	47,009,008	43,235,315

Liabilities & Owners Equity

Liabilities Not Subject to Compromise
Current Portion Ltd	—	—
Accounts Payable Trade	—	(1,292,857)
I/C MIT-Rowe	—	—
I/C MIT-Wexford	—	—
I/C MIT-Mitchell Gold	—	—
Accounts Payable Other	—	(27,528)
Customer Deposits	—	—
Level Rent (G.A.A.P)	(10,549,862)	(12,099,389)
Intercompany Cash Payable	—	—

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06
Intercompany Liability	—	(301,922)
Inter Co Payable Rowe	—	—
Inter Co Payable Wexford	—	—
Interco Payable Mitchell	—	—
Rowe Royalty Payable	—	(50,588)
Federal Tax Payable	—	—
State Tax Payable	—	—

Total Liabilities Not Subject to Compromise	(10,549,862)	(13,772,285)

Liabilities Subject to Compromise	(76,011,587)	(68,402,285)

Total Current Liabilities	(86,561,449)	(82,174,570)

Retained Earnings	22,627,549	35,671,335
Deferred Tax Liability	—	—
Long Term Debt	—	—
Current Earnings	13,043,785	(613,186)
Paid In Capital	3,931,106	3,931,106
Common Stock	(50,000)	(50,000)

Total Liabilities And Owner's Equity	$(47,009,008)	$(43,235,315)